                                                                   EXHIBIT 10.20









                                WARRANT AGREEMENT


                                 by and between

                             INLAND RESOURCES INC.,

                            a Washington corporation

                                       and

           TCW PORTFOLIO NO. 1555 DR V SUB-CUSTODY PARTNERSHIP, L.P.,

                        a California limited partnership


                            Dated as of March 5, 1999

                                TABLE OF CONTENTS



RECITALS........................................................................................     1



DEFINITIONS.....................................................................................     1



SECTION 1.      Issuance of Warrants............................................................     4

         1.01   Authorization and Issuance of Shares and Warrants...............................     4

         1.02   Closing; Subsequent Issuances...................................................     4

         1.03   TCW Investment Representation...................................................     5



SECTION 2.      [Intentionally Left Blank]......................................................     5



SECTION 3.      Representations, Warranties and Covenants of the Company........................     5

         3.01   Sale is Legal, etc..............................................................     5

         3.02   Governmental Consent............................................................     6

         3.03   Private Offering................................................................     7



SECTION 4.      Additional Covenants of the Company.............................................     7

         4.01   Delivery Expenses...............................................................     7

         4.02   Taxes...........................................................................     7

         4.03   Replacement of Instruments......................................................     7

         4.04   Information, etc................................................................     8

         4.05   Inspection......................................................................     8

SECTION 5.      Registration Rights.............................................................     8

         5.01   Demand Registration.............................................................     8

         5.02   Piggyback Registration..........................................................    10

         5.03   Registration Procedures.........................................................    11

         5.04   Expenses; Limitations on Registration...........................................    13

         5.05   Termination of Restrictions.....................................................    14

         5.06   Rule 144 and 144A...............................................................    15

         5.07   Indemnification.................................................................    15

         5.08   Miscellaneous Registration Provisions...........................................    17



SECTION 6.      Transfer Restrictions...........................................................    17

         6.01   Transfers of Securities.........................................................    17



SECTION 7.      Miscellaneous...................................................................    18

         7.01   Successors and Assigns..........................................................    18

         7.02   Governing Law...................................................................    18

         7.03   Headings........................................................................    18

         7.04   Entire Agreement................................................................    18

         7.05   Counterparts....................................................................    18

         7.06   Notices.........................................................................    18

         7.07   Accounting Terms................................................................    18

         7.08   Brokers; Information............................................................    19

         7.09   Jurisdiction and Service of Process.............................................    19


                                WARRANT AGREEMENT

                  THIS WARRANT AGREEMENT (this "Agreement"), dated as of March 5, 1999, by and between Inland Resources Inc., a Washington corporation (the "Company"), and TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., a California limited partnership ("TCW").

                                    RECITALS

                  1. Pursuant to the Amended and Restated Credit Agreement (as amended from time to time, the "Credit Agreement"), dated as of September 11, 1998, among the Company, Inland Production Company, a Texas corporation (the "Borrower"), and TCW Asset Management Company, a California corporation, in its capacities set forth in the Credit Agreement ("TAMCO"), Trust Company of the West, in its capacity as holder of the Notes described therein ("Trustco"), and TCW (together with TAMCO and Trustco, the "TCW Entities"), the TCW Entities have made loans or other advances of credit to the Borrower for the benefit of the Company.

                  2. In consideration of the TCW Entities' agreement to make certain concessions to the Borrower for the benefit of the Company in connection with the Credit Agreement, the Company shall issue the Warrants (as defined below) to TCW.

                                    AGREEMENT

                  In consideration of the premises and of the terms and conditions herein contained, the parties hereto mutually agree as follows:

                                   DEFINITIONS

                  As used herein, the following terms shall have the following respective meanings:

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, (i) no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation and (ii) neither TCW nor TCW shall be deemed to be an Affiliate of the Company or its Affiliates.

                  "Board" shall have the meaning specified in Section 2.01 below.

                  "Board of Advisors" shall mean the individuals appointed from time to time by management of the Company to provide nonbinding informal advice and direction to the Company and management of the Company.

                  "Business Day" shall mean any day, other than a Saturday, a Sunday or a legal holiday on which commercial banks are authorized or obligated by law or executive order to close, in the State of California.

                  "Closing" shall have the meaning specified in Section 1.02(a) below.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Common Stock" shall have the meaning ascribed to such term in the form of Warrant attached hereto as Annex 1.

                  "Company" shall have the meaning specified in the introductory paragraph to this Agreement.

                  "Credit Agreement" shall have the meaning specified in the recitals to this Agreement.

                  "Current Market Price" shall have the meaning assigned to such term in the form of Warrant attached hereto as Annex 1.

                  "Current Warrant Price" shall have the meaning assigned to such term in the form of Warrant attached hereto as Annex 1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis.

                  "Governmental Body" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

                  "Lien" shall mean with respect to any property or assets, any right or interest therein of a creditor to secure debt owed to him or any other arrangement with such creditor which provides for the payment of such debt out of such property or assets or which allows him to have such debt satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of unregistered securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

                  "Notes" shall mean an aggregate amount of $75,000,000 of the Company's Senior Subordinated Secured Amortizing Term Notes due December 31, 2006.

                  "Person" shall mean any individual, corporation, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency subdivision thereof, or any other legally recognizable entity.

                  "Recommended Number" shall have the meaning ascribed thereto in Section 5.01(a).

                  "Restricted Certificate" shall mean a certificate for Common Stock or a Warrant bearing the restrictive legend set forth in Section
         1.03 of this Agreement.

                  "Restricted Securities" shall mean Restricted Stock and Restricted Warrants.

                  "Restricted Stock" shall mean Warrant Stock evidenced by a Restricted Certificate or otherwise restricted from transfer pursuant to the Securities Act or Exchange Act.

                  "Restricted Warrant" shall mean a Warrant evidenced by a Restricted Certificate.

                  "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

                  "Securities" shall mean any of the Warrants and Warrant Stock.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations thereunder.

                  "Seller" shall mean a holder of Restricted Stock of the Company for which the Company shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to any of the provisions of Section 5. Neither the Company nor any of its Affiliates shall be deemed a "Seller" for any purposes of this Agreement.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person, provided that associations, joint ventures, partnership or other relationships (a) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation, (b) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state law, and (c) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties and interests owned directly by the parties in such associations, partnerships, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

                  "TCW" shall have the meaning specified in the introductory paragraph to this Agreement.

                  "Warrant" and "Warrants" shall have the meanings specified in
         Section 1.01 below.

                  "Warrant Stock" shall mean the shares of Common Stock purchasable by the holder of a Warrant upon exercise of such Warrant.

         SECTION 1. Issuance of Warrants.

                  1.01 Authorization and Issuance of Shares and Warrants. The Company has authorized: (a) the issue of one or more warrant certificates covering the purchase of shares of Common Stock in the form of the Warrant certificate issued to TCW at the Closing in the form set forth as Annex 1 to this Agreement (herein, together with the rights to purchase Common Stock provided thereby, sometimes called, individually, a "Warrant" and, collectively, the "Warrants") pursuant to this Agreement and (b) the issue of such number of shares of Common Stock as will permit the compliance by the Company with its obligations to issue Common Stock pursuant to the Warrants.

                  1.02 Closing; Subsequent Issuances.

                       (a) At a closing (the "Closing") held on the date hereof the Company issued to TCW Warrants to purchase an aggregate of 58,512 shares of Common Stock of the Company (representing approximately 0.7% of the outstanding shares of Common Stock of the Company, on a fully diluted basis as of the date hereof) and subject to adjustment as provided in the Warrants.

                       (b) No later than five (5) Business Days after the agreement by any TCW Entity to defer the payment by the Company, Borrower or any Affiliates (or forebear from taking enforcement actions with respect to the nonpayment or delinquent payment) of any amounts owing under the Credit Agreement or any other Loan Document (as defined therein) (the "Deferred Amount"), the Company shall issue to TCW (in each case, a "Subsequent Issuance") Warrants to purchase the number of shares of Common Stock of the Company (subject to adjustment as provided in the Warrant) equal to the product of (i) sixteen (16) multiplied by (ii) the quotient (rounding up to the next integer in the case of any fractional amount) of (x) the Deferred Amount divided by (y) one thousand (1,000).

                       (c) At the Closing and each Subsequent Issuance, the Company delivered to TCW:

                           (i) a certificate for the Warrants issued in TCW's name; and

                           (ii)     certified resolutions of the Board
                                    authorizing the execution and delivery of this Agreement and all related documents and the consummation of the transactions contemplated hereby and thereby.

                  1.03 TCW Investment Representation. In connection with the purchase of the Warrants, TCW represents and warrants to the Company that (a) TCW acquired the Warrants solely for TCW's own account with no intention to resell or distribute the Warrants or any Warrant Stock or any portion thereof,
(b) TCW is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. TCW is a sophisticated investor with such knowledge and experience in financial matters as is necessary to enable it to evaluate the merits and risks of an investment in the Warrants and in the Common Stock, and is capable of bearing the economic risks of such investment. TCW acknowledges that (a) the sale of the Securities has not been registered under the Securities Act or registered or qualified under applicable state securities or blue sky laws and TCW agrees that the Securities will not be sold, conveyed, transferred or disposed of by TCW except in compliance with the Securities Act and applicable state securities or blue sky law and (b) that in making the representations set forth in Sections 3.01, 3.02 and 3.03, the Company is relying, to the extent applicable, upon the representations and warranties of TCW made in this Section 1.03. The certificates for the Securities shall bear a legend to the effect of clause (a) of the preceding sentence until transferred pursuant to an effective registration statement under the Securities Act or Rule 144.

         SECTION 2. [Intentionally Left Blank]

         SECTION 3. Representations, Warranties and Covenants of the Company. The Company represents and warrants, as set forth below in this Section 3.


                  3.01 Sale is Legal, etc.

                       (a) Upon the issuance of the Warrants the total number of shares of capital stock which the Company had authority to issue was 25,000,000 shares of Common Stock. The Company has the power and authority and has taken all actions necessary to authorize it to enter into and perform its obligations and undertakings under this Agreement and the Warrants. Immediately prior to the issuance of the Warrants, 8,529,765 shares of Common Stock were issued and outstanding. Upon the issuance of the Warrants, the Company did not have outstanding any (i) stock or securities convertible into or exchangeable for any shares of capital stock except for the Warrants or (ii) rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock, other than (a) the Warrants; (b) the 127,400 outstanding unexercised options issued pursuant to the Amended 1988 Stock Option Plan of the Company; (c) the 500,000 options issued or to be issued under the Company's 1997 Stock Option Plan; (d) 100,000 shares of the Company's Series C Cumulative Convertible Preferred Stock issued as of the date hereof; and (e) warrants and/or options to purchase an aggregate of 1,376,911 shares of Common Stock issued to the parties and in the amount indicated on Schedule 3.01(a) hereto. There are no preemptive rights or rights of first refusal to purchase any capital stock of the Company, other than the anti-dilution rights of the Series C Cumulative Convertible Preferred Stock upon conversion.

                       (b) The Company will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of the exercise of the Warrants, such number and class of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and preemptive rights. The Company will take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed.

                       (c) None of the execution and delivery of this Agreement or the issue and sale of the Warrants and the Warrant Stock, or the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof and thereof will violate or result in a breach of, or require any consent under, the Charter or Bylaws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Body (other than (i) filings that have been made by the Company to the extent required pursuant to applicable securities laws and (ii) filings that may be required hereafter in connection with matters set forth in
Section 5 hereof), or any material agreement or material instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default (or an event which, with notice or the passage of time or both, would be a default) under any such material agreement or material instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                       (d) There is not in effect on the date hereof any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act, except as disclosed on
Schedule 3.01 to this Agreement.

                       (e) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Washington. The Company has the corporate power and authority to execute and deliver this Agreement and the Warrants and to perform the terms hereof and thereof, including the issuance of Warrant Stock upon exercise of the Warrants. The Company has taken all action necessary to authorize the execution, delivery and performance of this Agreement, the issuance of the Warrants and the issuance of the Warrant Stock upon exercise of the Warrants. This Agreement and the Warrants have been duly authorized and executed and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors', rights generally.

                  3.02 Governmental Consent. Neither the nature of the Company or of any of the Company's Subsidiaries, or of any of their respective businesses or properties, nor any relationship between the Company or any of the Company's Subsidiaries and any other Person, nor (except as expressly provided for in this Agreement) any circumstance in connection with the offer, issue or sale of the Warrants, or the issue to TCW of Warrant Stock upon exercise of the

Warrants, is such as to require consent, approval or authorization of, or filing, registration or qualification with, any Governmental Body on the part of the Company as a condition to the execution, delivery and performance of this Agreement, and the issue of the Warrants or the issue of Warrant Stock upon exercise of the Warrants.

                  3.03 Private Offering. Neither the Company nor any Person acting on its behalf has offered or will offer the Warrants, the Warrant Stock, or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to cause the Warrants or the Warrant Stock to be required to be registered pursuant to the provisions of Section 5 of the Securities Act.

         SECTION 4. Additional Covenants of the Company.

                  4.01 Delivery Expenses. If TCW surrenders any certificate for Warrants or Warrant Stock to the Company or a transfer agent of the Company for exchange for instruments of other denominations, the Company will cause such new instruments to be issued (provided that such issuance does not violate any applicable securities laws) and will pay the cost of delivering to or from the office of TCW from or to the Company or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

                  4.02 Taxes. The Company will pay all taxes (other than federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Warrants or Warrant Stock hereunder or in connection with any modification of the Warrants and will save TCW harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay such taxes, except as provided otherwise in the Warrant. The obligations of the Company under this Section 4.02 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Company and the termination of this Agreement.

                  4.03 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and

                       (a) in the case of loss, theft or destruction, on receipt of indemnity reasonably satisfactory to the Company (provided that, if the owner of the same is TCW or a commercial bank, its own agreement of indemnity shall be deemed to be satisfactory), or

                       (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at the holder's expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

                  4.04 Information, etc. The Company covenants and agrees that, it will, to the extent not already provided to TCW or its Affiliates pursuant to the Credit Agreement, deliver to TCW at the Company's expense the information specified below:

                       (a) promptly after the same are available, copies of all such proxy statements, financial statements and reports as the Company shall send or make available generally to any of its security holders or as any Subsidiary of the Company shall send or make available generally to any of its security holders other than the Company or another Subsidiary, and copies of all regular and periodic reports on Forms 10-KSB, 10-QSB or 8-K and of all final registration statements (other than those on Form S-8) and prospectuses which the Company or any Subsidiary of the Company may file with the Commission, or with any securities exchange; and

                       (b) such other information, including financial statements and computations, relating to the performance of the provisions of this Agreement and the affairs of the Company or any of the Company's Subsidiaries as TCW may from time to time reasonably request.

                  4.05 Inspection. The Company covenants and agrees that it shall afford one or more representatives chosen by TCW reasonable access, at reasonable times and at TCW's sole expense, upon reasonable prior notice and for a proper purpose, to inspect the books and records of the Company and to discuss with management the business and affairs of the Company.

         SECTION 5. Registration Rights.

                  5.01 Demand Registration. At any time after the Warrants become exercisable and so long as the Company continues to have a class of securities registered in accordance with Section 12 or Section 15A of the Exchange Act, the holders of Restricted Securities may request the Company to register for sale under the Securities Act and any applicable state securities or "blue sky" laws all or any portion of the Restricted Stock that is then outstanding. From and after December 31, 2007, the holders of Restricted Stock shall have no further rights to require the Company to register Restricted Stock pursuant to this Section 5.01. The Company shall be obligated to effect registration pursuant to this Section 5.01 no more than one time, notwithstanding the fact that Restricted Stock may be held by more than one person. Whenever the Company shall have received a request to effect registration pursuant to this Section 5.01, the Company shall promptly give written notice to all other holders of outstanding Restricted Securities of such proposed registration. Any such holder of Restricted Securities may, within 30 days after receipt of such notice, request that all of such holders' Restricted Stock, or any portion thereof designated by such holder, be included in the offering. In connection therewith, the Company shall file a registration statement covering the Restricted Stock sought to be registered by such holder with the Commission within 60 days of such request by such holder, unless such request is withdrawn. The managing underwriter in any such offering will be designated by the Seller and shall be reasonably satisfactory to the Company. Except as permitted in the next succeeding paragraph, the Company agrees not to effect any public or private sale or distribution of its equity securities during the 10-day period prior to, and during the 30-day period beginning on, the effective date of the registration statement relating to such offering.

                  The Company, and any other shareholder of the Company entitled to participate in such registration, may participate in such registration (i) subject to the limitations set forth in the last paragraph of this Section 5.01 and (ii) only if the Company or such other shareholder agrees (x) to sell any shares being registered on their behalf on the same basis as provided in any underwriting agreement to which the Seller or Sellers are a party, (y) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements and other documents reasonably required under the terms of such underwriting agreement or by the Commission or any state securities regulatory body, and (z) to withdraw any shares from such registration which they may desire to withdraw only on terms and at a time agreed to by the Sellers which agreement will not be unreasonably withheld. If the Company participates in such registration and registers a number of shares of Common Stock equal to or greater than the number being registered by the Sellers, then the Company may specify a co-managing underwriter for the offering which is reasonably acceptable to the Sellers and the managing underwriter selected by the Sellers.

                  If the managing underwriter for the offering advises that the registration of the number of shares of Restricted Stock sought to be registered by the Sellers, together with the number of shares of Common Stock sought to be registered by the Company and any other shareholder of the Company entitled to participate in such registration, if any, in its opinion will have a material adverse impact on the offering (including without limitation causing the proceeds or the price per share the Sellers will derive from such registration to be reduced or causing the number of securities to be registered to be too large a number to be reasonably sold), the number of securities sought to be registered shall be reduced as follows:

                       (a) first, the number of shares of Common Stock sought to be registered by the Company or any holders of Common Stock, other than Restricted Stock, shall be reduced pro rata, to the extent necessary to reduce the total number of shares of Common Stock sought to be registered to the number recommended by the managing underwriter (the "Recommended Number"); and

                       (b) second, if the reduction provided for in clause (a) above does not reduce the number of shares of Common Stock sought to be registered to the Recommended Number, then the remaining number of shares of Restricted Stock sought to be registered shall be reduced pro rata to the extent necessary to reduce the number of securities to be registered to the Recommended Number.

                  5.02 Piggyback Registration. If the Company at any time proposes to register any of its equity securities under the Securities Act on Form S-1, S-2, S-3 or SB-2, or the equivalent, whether of its own accord or at the request of any holder or holders of such securities, it will each such time (so long as any holder of Restricted Securities has registration rights under this Section 5.02) give written notice to all holders of outstanding Restricted Securities of its intention so to do not less than 30 days prior to the filing of such registration statement, stating in such notice the number and type of equity securities proposed to be registered and the name of the managing underwriter.

                  Upon the written request of a holder or holders of any Restricted Securities given within 20 days after receipt of any such notice (stating the intended method of disposition of such securities by the prospective Seller or Sellers), the Company will use its best efforts to cause all Restricted Stock, the holders of which shall have so requested registration thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the prospective Seller or Sellers of the Restricted Stock so registered; provided, however, the Company may elect not to file a registration statement pursuant to this Section 5.02 or may withdraw any registration statement filed pursuant to this Section 5.02 at any time prior to the effective date thereof. In the case of an underwritten public equity offering by the Company, (i) each holder of Restricted Securities shall, if requested by the managing underwriter, agree not to sell publicly any equity securities of the Company held by such holder of Restricted Securities (other than the Restricted Stock so registered) during the 15-day period prior to, and during the 90-day period beginning on, the effective date of the registration statement relating to such offering (and the Company may issue stop transfer instructions with respect to the Restricted Stock to enforce the foregoing covenant), and (ii) each Seller agrees (x) to sell any shares being registered on his behalf on the same basis as provided in any underwriting agreement to which the Company is a party, (y) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, and other documents reasonably required under the terms of such underwriting agreement or by the Commission or any state securities regulatory body, and (z) to withdraw any shares from such registration which they may desire to withdraw only on terms and at a time agreed to by the Company, which agreement will not be unreasonably withheld.

                  If the managing underwriter for the offering advises that the inclusion in such registration of the Restricted Stock sought to be registered by the Seller or Sellers, together with the shares sought to be registered by the Company and any other shareholder of the Company participating in such registration, in its opinion will have a material adverse impact on the offering (including without limitation causing the proceeds or the price per share which the Company or the holders of securities will derive from such registration to be materially reduced or causing the number of securities to be registered to be too large a number to be reasonably sold), the number of securities sought to be registered shall be reduced as set forth below:

                       (a) first, the number of shares of Restricted Stock sought to be registered by the Sellers shall be reduced pro rata along with other sellers selling pursuant to similar piggyback registration rights (subject only to the terms of agreements in effect dated prior to the date hereof, if any, providing piggyback registration rights to holders of the Company's capital stock), to the extent necessary to reduce the total number of shares of Common Stock sought to be registered to the Recommended Number; and

                       (b) second, if the reduction provided for in clause (a) above does not reduce the number of shares of Common Stock sought to be registered to the Recommended Number, then the number of shares of Common Stock sought to be registered by the Company or other persons exercising demand registration rights, as the case may be, shall be reduced, in the manner that the Company and such other persons may agree, to the extent necessary to reduce the number of shares of Common Stock sought to be registered to the Recommended Number.

                  Without the prior written consent of the holders of at least a majority of the Restricted Stock, the Company will not grant to any person at any time on or after the date hereof the right to request the Company to register any securities of the Company under the Securities Act unless such right provides that such securities shall not be registered and sold at the same time as any Restricted Stock is being sold in a registered offering pursuant to

Sections 5.02 or 5.01 if the managing underwriter for the respective Sellers believes that sale of such securities would materially and adversely affect the amount of, or price at which, the respective Restricted Stock being registered under Sections 5.01 or 5.02 can be sold.

                  5.03 Registration Procedures. If and whenever the Company is required by the provisions of this Section 5 to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will (except as otherwise provided in this Agreement), as expeditiously as possible,

                       (a) cooperate with any underwriters for, and the Sellers of, such Restricted Stock, and will enter into a usual and customary underwriting agreement (containing indemnification provisions and procedures no less favorable to the Sellers and the underwriters, if any, than those set forth in Section 5.07) with respect thereto and take all such other reasonable actions as are necessary to permit the disposition of such Restricted Stock in the manner contemplated by the related registration statement, and the Company will provide to any Seller of Restricted Stock, any underwriter participating in any distribution thereof, pursuant to a registration statement, and any attorney, accountant or other agent retained by any Seller or underwriter, reasonable access solely for the purpose of permitting appropriate "due diligence" for the avoidance of liability under applicable securities laws to appropriate Company officers and employees to answer questions and to supply information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                       (b) use its best efforts to furnish or cause to be furnished to each Seller of Restricted Stock covered by such registration statement, addressed to such Sellers and to the underwriters, a copy of the opinion of counsel for the Company, and a copy of the "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, delivered on the closing date to the underwriters of such Restricted Stock;

                       (c) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (subject to the terms of this Section 5) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Seller or Sellers of such securities shall desire to sell or otherwise dispose of the same; provided that no such registration statement will be filed by the Company until counsel for the Sellers of securities included therein shall have had a reasonable opportunity (of no more than 7 days) to review the same and to exercise their rights under clause (a) above with respect thereto and no amendment to any such registration statement naming such Sellers as selling shareholders shall be filed with the Commission until such Sellers shall have had at least one day to review such registration statement as originally filed and theretofore amended (to the extent reasonably practicable) and to exercise their rights under clause (a) above;

                       (d) furnish to each Seller and the underwriters (i) such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller or underwriters may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller and (ii) at least one signed copy of the registration statement and any post-effective amendment thereto, including all financial statements, schedules and exhibits (including any exhibits incorporated by reference);

                       (e) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Seller or the managing underwriter shall reasonably request, and do any and all other acts and things which may be necessary to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service or submit to the general taxation of any jurisdiction;

                       (f) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Restricted Stock for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal;

                       (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                       (h) list such securities on any securities exchange, national market system or automated quotation system on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or system; provided, however, that notwithstanding any other provision of this Section 5, the Company shall not be required to maintain the effectiveness of any registration statement for a period in excess of the earlier of 120 days or the disposition of the Warrant Stock as described therein (plus any period during which the effectiveness of such registration has been suspended).

                  Notwithstanding anything to the contrary contained herein, the Company shall not be required to cause a registration statement previously filed pursuant to this Section 5 to become effective, and may suspend sales by any of the Sellers under any registration that has previously become effective, at any time when, in the good faith judgment of the board of directors, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto, would materially and adversely affect a pending or proposed material acquisition, merger, recapitalization, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto.

                  From time to time after a transfer of Warrant Stock pursuant to a registration statement, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Restricted Stock may reasonably request, all to the extent required to enable such holders to sell Restricted Stock pursuant to such laws and regulations thereunder and subject to the terms hereof; and promptly notify the Seller or Sellers and the managing underwriters (i) when any prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission for amendments or supplements to the registration statement or any prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event which makes any statement made in the registration statement, any prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement in order to make the statements therein not misleading in any material respect.

                  5.04 Expenses; Limitations on Registration. All expenses incident to the Company's performance of its obligations in connection with any registration of the Sellers' Restricted Stock, pursuant to Section 5.01 or
Section 5.02, under this Agreement including, without limitation, printing expenses, fees and disbursements of counsel for the Company, fees of the National Association of Securities Dealers, Inc. in connection with its review of any offering contemplated in any registration statement and expenses of any special audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration shall be paid by the Company. In addition, the Company shall pay (i) all registration and filing fees for the Sellers' Restricted Stock under federal and state securities laws and (ii) expenses of registering or qualifying under or complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 5.03(e), unless otherwise required by the securities administrators of each such jurisdiction. The Sellers shall pay, in connection with the exercise of their registration rights pursuant to Sections 5.01 or 5.02, all underwriting discounts and selling commissions allocable to the sale of Restricted Stock incurred for or on behalf of the Sellers and expenses of Seller's counsel and other experts.

                  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 5 in respect of the Securities which are to be registered at the request of any prospective Seller that (i) subject to the immediately preceding paragraph, the Company shall have received an undertaking satisfactory to it from such prospective Seller to pay all expenses to be incurred by or for the account of and required to be paid by such Seller, and (ii) such prospective Seller shall furnish to the Company such information regarding the securities held by such Seller and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                  The holders of Warrants and Warrant Stock shall be entitled to an aggregate of one effective registration pursuant to requests made under
Section 5.01 and an unlimited number of registrations pursuant to requests made under Section 5.02, each subject to the provisions of Section 5.05 below; provided that any such registration request made by the requisite number of holders specified in Section 5.01 which request shall be withdrawn (other than by reason of the Company's failure to perform its obligations hereunder or a material adverse change in its financial position, business or business prospects) by the holders of a majority in number of shares evidenced or covered by the Restricted Stock sought to be so registered, after the respective registration statement shall have become effective, shall be treated as an "effective" registration for purposes of this Agreement.

                  5.05 Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 5, the restrictions imposed upon the transferability of the Restricted Stock shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or the holder of such Restricted Security has delivered to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company that all of the Restricted Stock may simultaneously be sold in accordance with the safe harbor provisions of Rule 144(k). No request for registration may be made by a holder of Restricted Stock pursuant to this Section 5, nor may any registration be required to be maintained if such holder of Restricted Stock is advised by the Company, and promptly furnished an opinion of the Company's counsel reasonably satisfactory to such holder, to the effect that all of the shares of Restricted Stock subject to registration under this Agreement are eligible for simultaneous sale under the conditions of Rule 144 as promulgated by the Commission, and no request for registration may be made with respect to such shares of Restricted Stock to which such opinion is applicable, and no registration need be maintained in respect thereof under either such circumstance. Whenever the restrictions imposed shall terminate as to a Restricted Certificate, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend otherwise required to be borne thereby.

                  5.06 Rule 144 and 144A. In order to permit the holders of Restricted Securities to sell the same, if they so desire, pursuant to Rule 144 or Rule 144A promulgated by the Commission (or any successors to such rules), the Company will comply with all rules and regulations of the Commission applicable in connection with use of each of Rule 144 and Rule 144A (or any successors thereto), including the timely filing of all reports with the Commission and the provision of any information regarding the Company in order to enable such holders, if they so elect, to utilize Rule 144 or Rule 144A, and the Company will cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to any sale of Warrant Stock which is exempt from registration under the Securities Act pursuant to Rule 144 or Rule 144A. Upon the request of any holder of Restricted Securities, the Company will deliver to such holder a written statement verifying that it has complied with such requirements.

                  5.07 Indemnification.

                       (a) In the event of any registration of any of its securities under the Securities Act pursuant to this Section 5, the Company shall indemnify and hold harmless the Seller of such Restricted Stock, its directors and officers, and each other Person, if any, who controls such Seller within the meaning of the Securities Act ("Controlling Person"), against any losses, claims, damages or liabilities, joint or several, to which such Seller or any such director or officer or Controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and shall reimburse such Seller or such director, officer or Controlling Person for any reasonable legal or any other expenses reasonably incurred by such Seller or such director, officer or Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Seller, by any underwriter in the transaction or by such Controlling Person specifically for use therein; and provided further, however, that the Company shall not be liable hereunder to any underwriter or any person who controls an underwriter within the meaning of the Securities Act and the Exchange Act for any claim, damage or liability that is based upon any untrue statement or alleged untrue statement or any omission contained in any preliminary prospectus that was corrected by any subsequent prospectus, and the underwriter was required to deliver but failed to deliver such prospectus as required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or Controlling Person, and shall survive the transfer of such securities by such Seller.

                       (b) Each holder of any Restricted Stock shall, by acceptance thereof, severally and not jointly, indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Restricted Stock was registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such alleged untrue statement or alleged omission was contained in written information furnished to the Company by such holder specifically for use therein, and shall reimburse the Company or such director, officer or other Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, obligations of any holder shall be limited to an amount equal to the proceeds to such holder from the Restricted Stock sold pursuant to the registration statement to which the losses, claims, liabilities or damages related.

                       (c) Indemnification similar to that specified in clauses
(a) and (b) of this Section 5.07 shall be given by the Company and each holder of any Restricted Certificate (with such modifications as shall be appropriate) to each other and to any underwriter with respect to any required registration or other qualification of any Restricted Stock under any federal or state law or regulation of governmental authority other than the Securities Act. The indemnity and expense reimbursement obligations of the Company under clause (a) of this Section 5.07 shall be in addition to any liability the Company may otherwise have.

                       (d) Each Person ("Indemnitor") who under the preceding provisions of this Section 5.07 agrees to indemnify another Person ("Indemnitee") shall have the right, subject to the provisions hereto, to designate counsel (reasonably acceptable to the Indemnitee) to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such indemnification may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the Indemnitee has reasonably concluded and has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the Indemnitor and the Indemnitee, the Indemnitee may designate its own counsel in such case or proceeding and, to the extent so provided above in this Section 5.07, shall be entitled to be reimbursed by the Indemnitor for the Indemnitee's legal expenses reasonably incurred in connection with defending itself in such case or proceeding. Each Indemnitee may engage legal counsel at the Indemnitor's expense if the Indemnitor shall fail to perform hereunder.

                  5.08 Miscellaneous Registration Provisions.

                          (a) Without limiting in any way any of the rights the
holders of the Restricted Securities may otherwise have at law or in equity, for damages or otherwise, the Company hereby agrees to indemnify and hold harmless each holder of Restricted Securities from and against any loss or expense that may be incurred or suffered by such holder which arises from any of the following: (i) a registration statement is not filed with the Commission on or before the time required in Section 5.01 or (ii) the Company does not use its best efforts to cause such registration statement to be declared effective by the Commission at the time reasonably requested by the underwriters and to remain effective until completion of the offering of the Restricted Securities, or to cause the Restricted Securities to be qualified or registered for sale in all appropriate jurisdictions as provided in Section 5.03(e) and to remain so qualified or registered thereafter during the applicable period under applicable law.

                       (b) Each holder of Restricted Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company hereof and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                       (c) The Company will not on or after the date hereof enter into, any agreement with respect to its securities which is inconsistent with the terms hereof, including any agreement which impairs or limits the registration rights granted to the holder of Restricted Securities or which otherwise conflicts with the provisions hereof or would preclude the

Company from discharging its obligations hereunder, without the prior written consent of the holders of at least a majority of the Restricted Stock.

         SECTION 6. Transfer Restrictions.

                  6.01 Transfers of Securities. Prior to any sale, assignment or other transfer (a "Transfer") or attempted Transfer of any Warrants or any Warrant Stock, the holder of such Warrants or Warrant Stock shall give at least ten (10) days prior written notice ("Transfer Notice") to the Company of such holder's intention to effect such Transfer, such Transfer Notice describing the manner and circumstances of the proposed Transfer, and shall obtain from legal counsel to such holder, an opinion that the proposed Transfer of such Warrants or such Warrant Stock may be effected without registration under the Securities Act or any other federal or state securities laws. After receipt of the Transfer Notice and legal opinion, the Company shall, within five (5) days thereof, notify the holder of such Warrants or such Warrant Stock as to whether such opinion is reasonably satisfactory, or if the Company does not so notify such holder within such five (5) day period, such holder shall thereupon be entitled to effect such Transfer of such Warrants or such Warrant Stock, in accordance with the terms of the Transfer Notice. The Company shall have no obligation to register any Warrants under the Securities Act or any other federal or state securities laws.

                  Each Warrant certificate shall be imprinted with the legend on the face of the Warrant certificate attached hereto. Each share of Common Stock issued upon the exercise of a Warrant shall be subject to the legend prescribed in Section 1.03 of this Agreement.

         SECTION 7. Miscellaneous.

                  7.01 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective successors and assigns.

                  7.02 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, excluding principles of conflicts of laws.

                  7.03 Headings. Section headings are inserted herein for convenience only and do not form a part of this Agreement.

                  7.04 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein, supersedes all prior written agreements and negotiations and oral understandings, if any, and may not be amended, supplemented or discharged except by performance or by an instrument in writing signed by the parties hereto.

                  7.05 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.06 Notices. All notices, statements, instructions or other documents required to be given hereunder, shall be in writing and shall be given personally, by courier, by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by confirmed telecopy addressed to the Company at its principal office located at 475 17th Street, Suite 1500, Denver, Colorado 80202 and to TCW at its address reflected in the stock records of the Company. Each party hereto, by written notice given to the other party hereto accordance with this Section 7.06, may change the address to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder that are mailed shall be deemed to have been given when actually received or five days after deposited in the United States mails.

                  7.07 Accounting Terms. Unless otherwise specified, all accounting terms used in this Agreement shall be interpreted in accordance with GAAP.

                  7.08 Brokers; Information. Neither party hereto nor any of their Affiliates has dealt with any broker, finder, commission agent or other Person in connection with the Warrants or Warrant Stock or any other securities or aspects of the transactions contemplated by this Agreement; and no party hereto is under any obligation to pay any broker's fee or other commission in connection therewith. No party hereto has willfully misrepresented or willfully provided incomplete or inaccurate information to anyone with respect to any transactions contemplated by this Agreement.

                  7.09 Jurisdiction and Service of Process. Any suit, action or proceeding against the Company arising from or in connection with this Agreement may be brought in the Superior Court of the County of Los Angeles, California or in the United States District Court for the Central District of California, and the Company irrevocably submits to the jurisdiction of each such court for the purpose of any such suit, action or proceeding. The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any of such courts, and hereby irrevocably waives any claim that any such suit, action or proceeding in any such court has been brought in an inconvenient forum.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                                         INLAND RESOURCES INC.,

                                         a Washington corporation



                                         By:
                                            ------------------------------------
                                                 Bill I. Pennington
                                                 Chief Financial Officer



                                         TCW PORTFOLIO NO. 1555 DR V SUB-CUSTODY
                                         PARTNERSHIP, L.P., a California
                                         limited partnership

                                         By:  TCW Royalty Company V, a
                                              California corporation, Managing
                                              General Partner



                                         By:
                                            ------------------------------------
                                                 Arthur R. Carlson
                                                 Vice-President

INLAND RESOURCES INC.
Non-Plan Options and Warrants
Schedule 3.01(a)
Prepared 3/8/99



  Description                Grant Date           Expiration Date           Exercise Price             Shares
                                                                                                      12/31/98

----------------------------------------------------------------------------------------------------------------
Dwight Moorhead               10/16/93                4/30/99                 $  5.00                  30,000
Dave Donegan                  1/23/97                 1/23/02                 $ 10.00                  25,000
Tim Trawick                   7/7/97                  7/7/07                  $  9.00                  20,000
TCW                           9/23/97                 9/23/07                 $ 10.00                 100,000

     MIKE STEVENS
Mike Stevens                  11/10/97                11/10/07                $ 11.00                  50,000
Mike Stevens                  11/10/97                11/10/07                $ 16.00                  50,000
                                                                                               --------------
                                                                                                      100,000
                                                                                               --------------

     BILL PENNINGTON
Bill Pennington               5/22/96                 5/22/06                 $  6.27                  50,000
Bill Pennington               1/23/97                 1/23/02                 $ 10.00                  60,000
Bill Pennington               11/10/97                11/10/07                $ 11.00                  62,500
Bill Pennington               11/10/97                11/10/07                $ 16.00                  62,500
                                                                                               --------------
                                                                                                      235,000
                                                                                               --------------

     JOHN DYER
John Dyer                     5/22/96                 5/22/06                 $  6.27                  50,000
John Dyer                     1/23/97                 1/23/02                 $ 10.00                  70,000
John Dyer                     11/10/97                11/10/07                $ 11.00                  75,000
John Dyer                     11/10/97                11/10/07                $ 16.00                  75,000
                                                                                               --------------
                                                                                                      270,000
                                                                                               --------------

     KYLE MILLER
Kyle Miller                   2/23/93                 6/1/03                  $ 4.375                  46,963
Kyle Miller                   10/15/93                6/1/03                  $  3.30                   3,150
Kyle Miller                   3/22/94                 6/1/03                  $  3.50                   2,857
Kyle Miller                   3/22/94                 6/2/03                  $  3.50                   2,857
Kyle Miller                   9/21/94                 6/1/03                  $ 3.125                  38,523
Kyle Miller                   9/21/94                 6/1/03                  $  3.50                  30,000
Kyle Miller                   9/21/94                 6/1/03                  $  6.00                  44,811
Kyle Miller                   11/16/93                6/1/03                  $  5.00                   1,500
Kyle Miller                   2/1/95                  6/1/03                  $  6.50                   1,250
Kyle Miller                   11/6/95                 6/1/03                  $  5.00                  30,000
Kyle Miller                   5/22/96                 5/22/06                 $  6.27                 100,000
Kyle Miller                   1/23/97                 1/23/02                 $ 10.00                  70,000
Kyle Miller                   11/10/97                11/10/07                $ 11.00                 112,500
Kyle Miller                   11/10/97                11/10/07                $ 16.00                 112,500
                                                                                               --------------
                                                                                                      596,911
                                                                                               --------------

GRAND TOTAL                                                                                         1,376,911
                                                                                               ==============